NORTH AMERICAN FUNDS VARIABLE PRODUCT SERIES II

SUPPLEMENT DATED OCTOBER 23, 2001

TO PROSPECTUS DATED December 11, 2000

This supplement supersedes any previous supplements.

The Board of Trustees (the "Board") of the North American Funds Variable Product Series II ("NAFV II") took the actions described below at a meeting held on October 22-23, 2001.

  The Board approved the termination of the investment sub-advisory agreement between The Variable Annuity Life Insurance Company ("VALIC") and Fiduciary Management Associates, Inc. on behalf of the North American Small Cap Value Fund (the "Small Cap Value Fund") effective as of December 31, 2001. The Board then approved a new investment sub-advisory agreement between VALIC and Banc One Investment Advisors, Inc. ("Banc One") which will become effective on or about January 1, 2002. Under the previous structure, FMA and VALIC each managed approximately 50% of the assets of the Small Cap Value Fund; however, Banc One will manage all assets under the new structure. The advisory fees paid by the Small Cap Value Fund to VALIC will remain the same and VALIC will continue to be responsible for paying any sub-advisory fees. The Board has the authority, pursuant to an exemptive order granted by the Securities and Exchange Commission (the "SEC"), to approve new sub-advisory agreements without a shareholder vote; however, an information statement explaining this decision in further detail will be mailed to all shareholders of record.

  Banc One follows a similar investment strategy to that utilized by FMA. The Small Cap Value Fund will have a transition from the current benchmark of the Russell 2000 Value Index to the 600 Barra Value Index, which includes a change of the current capitalization standards ("$150 million to $2 billion" expanding to "$100 million to $3 billion").

  Banc One has served as investment adviser to other mutual funds and individual corporate, charitable and retirement accounts. As of June 30, 2001, Banc One, an indirect wholly-owned subsidiary of Bank One Corporation, managed approximately $132.32 billion in assets.

  The Board approved the termination of the investment sub-advisory agreement between VALIC and Neuberger Berman Management, Inc. on behalf of the North American Mid Cap Value Fund (the "Mid Cap Value Fund") as of December 31, 2001. The Board then approved a new investment sub-advisory agreement between VALIC and Wellington Management Company, LLC ("Wellington") which will become effective on or about January 1, 2002. The advisory fees paid by the Mid Cap Value Fund to VALIC will remain the same and VALIC will continue to be responsible for paying any sub-advisory fees. The Board has the authority, pursuant to an exemptive order granted by the SEC, to approve new sub-advisory agreements without a shareholder vote; however, an information statement explaining this decision in further detail will be mailed to all shareholders of record.

  Upon termination of Neuberger as sub-adviser (and replacement by Wellington) for the Mid Cap Value Fund, there will be a change from the current investment policies. Wellington's practice is to invest at least 80% (instead of Neuberger's 65%) of total assets in equity securities of mid capitalization companies. Additionally, Wellington will invest up to 20% of the Mid Cap Value Fund's total assets in foreign securities (instead of Neuberger's 10%). All other investment practices will remain the same.

  Wellington is an independent partnership owned entirely by 68 partners. As of June 30, 2001, Wellington managed approximately $295 billion of client assets in a broad range of investment styles for institutional investors, mutual fund sponsors and high net-worth individuals.

  The Board approved the termination of the investment sub-advisory agreement between VALIC and Goldman Sachs Asset Management on behalf of the North American-Goldman Sachs Large Cap Growth Fund (the "Large Cap Growth Fund") effective as of December 31, 2001. The Board then approved a new investment sub-advisory agreement between VALIC and Credit Suisse Asset Management, LLC ("CSAM") which will become effective on or about January 1, 2002. The advisory fees paid by the Large Cap Growth Fund to VALIC will remain the same and VALIC will continue to be responsible for paying any sub-advisory fees. The Board has the authority, pursuant to an exemptive order granted by the SEC, to approve new sub-advisory agreements without a shareholder vote; however, an information statement explaining this decision in further detail will be mailed to all shareholders of record.

  For the Large Cap Growth Fund, CSAM will seek long-term capital appreciation by investing at least 80% (instead of Goldman's 65%) of total assets in equity securities including common stocks, rights and warrants, convertible securities and depositary receipts relating to equity securities. CSAM may invest up to 20% of assets in foreign securities (instead of Goldman's 25% in the equity securities of other U.S. and foreign issuers). As noted below, the name of this Fund will change to the Capital Appreciation Fund effective January 1, 2002.

  CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Credit Suisse has approximately $680 billion of global assets under management and employed approximately 63,000 people worldwide.

  The Board approved the termination of the investment sub-advisory agreement between VALIC and Thompson, Siegel & Walmsley, Inc. on behalf of the North American International Growth Fund (the "International Growth II Fund") effective as of December 31, 2001. The Board then approved a new investment sub-advisory agreement between VALIC and Putnam Investment Management, LLC ("Putnam") which will become effective on or about January 1, 2002. The advisory fees paid by the International Growth II Fund to VALIC will remain the same and VALIC will continue to be responsible for paying any sub-advisory fees. The Board has the authority, pursuant to an exemptive order granted by the SEC, to approve new sub-advisory agreements without a shareholder vote; however, an information statement explaining this decision in further detail will be mailed to all shareholders of record.

  For the International Growth II Fund, Putnam will increase the total amount of assets invested in foreign equity securities of at least three countries other than the United States from 65% to 80%.

  Putnam has managed mutual funds since 1937, and is located at One Post Office Square, Boston, Massachusetts, 02109. As of June 30, 2001, Putnam has over $339.3 billion in assets under management. Putnam is a subsidiary of Putnam Investments, LLC, a wholly-owned subsidiary of Putnam Investments Trust. Putnam Investment Trust is a holding company which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

  The Board approved the termination of the investment sub-advisory agreement between VALIC and J.P. Morgan Investment Management on behalf of the North American Small Cap Growth Fund (the "Small Cap Growth Fund") effective as of December 31, 2001. The Board then approved a new investment sub-advisory agreement between VALIC and Franklin Advisers, Inc. ("Franklin") which will become effective on or about January 1, 2002. The advisory fees paid by the Small Cap Growth Fund to VALIC will remain the same and VALIC will continue to be responsible for paying any sub-advisory fees. The Board has the authority, pursuant to an exemptive order granted by the SEC, to approve new sub-advisory agreements without a shareholder vote; however, an information statement explaining this decision in further detail will be mailed to all shareholders of record.

  With regard to the Small Cap Growth Fund, Franklin will invest at least 80% (instead of 65% with J.P. Morgan) of its total assets in equity securities of small capitalization companies. Franklin, along with its affiliates, manages over $266 billion in assets.

  With respect to the following three (3) Series of funds (the "Bond Funds"), the Board approved the termination of an investment sub-advisory agreement between VALIC and American General Investment Management, L.P. ("AGIM") effective December 31, 2001:

  North American - AG Core Bond Fund

  North American - AG High Yield Bond Fund

  North American - AG Strategic Bond Fund

  With respect to the following seven (7) Series funds (the "Series Funds"), including the Bond Funds, the Board approved a new investment sub-advisory agreement between VALIC and AIG Global Investment Corp. ("AIGGIC") to take effect on or about January 1, 2002, subject to shareholder approval:

  North American - AG Aggressive Growth Lifestyle Fund

  North American - AG Moderate Growth Lifestyle Fund

  North American - AG Conservative Growth Lifestyle Fund

  North American - AG Socially Responsible Fund

  North American - AG Core Bond Fund

  North American - AG High Yield Bond Fund

  North American - AG Strategic Bond Fund

  AIGGIC is a wholly-owned subsidiary of American International Group, Inc. ("AIG") and is an affiliate of VALIC. The sub-advisory fees payable to AIGGIC will be borne by VALIC and not the respective Funds, and will not result in increased costs to shareholders of either the Series Funds or Bond Funds. The new sub-advisory agreement with AIGGIC will be submitted for approval by shareholders at the Shareholders' Meeting to be held in mid to late December 2001.

  The Board approved changing the name of NAFV II to "VALIC Company II" effective January 1, 2002. The Board approved the following name changes for the 15 Series to be effective January 1, 2002:

FROM:	TO: VALIC Company II

North American International Growth Fund	International Growth II Fund
North American Small Cap Value Fund	Small Cap Value Fund
North American-AG Aggressive Growth Lifestyle Fund	Aggressive Growth Lifestyle Fund
North American-AG Conservative Growth Lifestyle Fund	Conservative Growth Lifestyle Fund
North American-AG Core Bond Fund	Core Bond Fund
North American-AG High Yield Bond Fund	High Yield Bond Fund
North American-AG Moderate Growth Lifestyle Fund	Moderate Growth Lifestyle Fund
North American-AG Socially Responsible Fund	Socially Responsible Fund
North American-AG Strategic Bond Fund	Strategic Bond Fund
North American-AG2 Money Market Fund	Money Market II Fund
North American-Goldman Sachs Large Cap Growth Fund	Capital Appreciation Fund
North American-INVESCO Mid Cap Growth Fund	Mid Cap Growth Fund
North American-J.P. Morgan Small Cap Growth Fund	Small Cap Growth Fund
North American-Neuberger Berman Mid Cap Value Fund	Mid Cap Value Fund
North American-State Street Large Cap Value Fund	Large Cap Value Fund

  With respect to the North American -- AG 2 Money Market Fund (the "Money Market II Fund"), the Board also approved a new investment sub-advisory agreement between VALIC and SunAmerica Asset Management Corp. ("SAAMCo"), to take effect on or about January 1, 2002, subject to shareholder approval. SAAMCo is a wholly-owned subsidiary of AIG and is an affiliate of VALIC. The sub-advisory fees payable to SAAMCo will be borne by VALIC and not the Money Market II Fund, and will not result in increased costs to shareholders of the Series.

  With respect to all of the Funds, the Board approved the amendment of fundamental investment restrictions generally to: (a) delete restrictions that are no longer required to be fundamental due to changes in federal laws or which otherwise need not be fundamental under the Investment Company Act of 1940 (the "1940 Act"); and (b) to standardize the language of those restrictions that are still required to be fundamental under the 1940 Act. These changes will not in any way alter the manner in which the Funds are managed; they are intended only to add flexibility as allowed under the law. The shareholders will be asked to approve these changes at the Shareholders' Meeting to be held in mid to late December 2001.

  As a result of the acquisition of American General Corporation by AIG on August 29, 2001, VALIC became a wholly-owned subsidiary of AIG. Under the 1940 Act, the change of control of an investment adviser results in the assignment of the advisory agreement and its automatic termination. In addition, for those separate series of NAFV II which engage a subadviser, each sub-advisory agreement provides that it terminates automatically upon the termination of the advisory agreement with VALIC. To ensure the uninterrupted provision of investment advisory and sub-advisory services to all of the Funds following the acquisition, the Board took the action described below at a meeting held on July 16-17, 2001.

The Board approved an interim advisory agreement and a new investment advisory agreement between NAFV II, on behalf of each Series, and VALIC. The interim advisory agreement covers the period from the date of the acquisition (August 29, 2001) through the date of the shareholder approval, when the new investment advisory agreement will take effect. The new investment advisory agreement is substantially similar as the current investment advisory agreement, including the fees charged. The new investment advisory agreement will be submitted to shareholders for approval at a meeting to be held in mid to late December 2001.

Other Prospectus Changes:

Page 32, Investment Sub-Adviser:

Effective May 1, 2001, the subadviser is SSgA Funds Management, Inc.

Page 42, AGIM

Delete the entire second paragraph.

Add: "The Core Bond Fund is managed by a team consisting of portfolio managers and analysts."

Page 43, State Street Bank & Trust Company/State Street Global Advisors:

Change references from State Street Global Advisors to SSgA Funds Management, Inc.

Background on SSgA Funds Management, Inc.:

As a result of the Gramm-Leach-Bliley Act enacted in 2000, banks which advise registered investment companies are no longer exempt from registration under the Investment Advisers Act of 1940. Accordingly, effective May 1, 2001, State Street Global Advisors ("SSgA"), the investment subadviser for the North American - State Street Large Cap Value Fund (the "Large Cap Value Fund"), created a new corporation, SSgA Funds Management, Inc. ("Funds Management"), to provide investment advisory services to registered investment companies. This is purely an internal reorganization in response to the new law and does not affect the service to the Large Cap Value Fund. All of the same personnel who currently service the Fund, including portfolio managers, operations, client service and compliance personnel, are expected to continue to serve the Large Cap Value Fund in their new capacities as employees of Funds Management.